UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2024

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2024, Guardion Health Sciences, Inc. (the “Company”) and Katie Cox, the Company’s Chief Accounting Officer, entered into an agreement to terminate Ms. Cox’s employment with the Company effective December 31, 2024 (the “General Release Agreement”). In connection with the termination of Ms. Cox’s employment with the Company, Ms. Cox will receive severance benefits consistent with a termination without cause as described in the documents filed as Exhibits 10.20, 10.21 and 10.24 to the Company’s Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on April 29, 2024.

The Company and Ms. Cox have entered into a consulting agreement (the “Consulting Agreement”) effective January 1, 2025, pursuant to which Ms. Cox will provide consulting services related to accounting, financial and administrative matters from January 1 through March 31, 2025. Pursuant to the Consulting Agreement, Ms. Cox will be paid a monthly rate of $10,000 and will be reimbursed for miscellaneous business expenses, if incurred while providing services to the Company. The Consulting Agreement will terminate on March 31, 2025, unless otherwise extended by the parties.

The foregoing is a summary description of the terms and conditions of each of the General Release Agreement and the Consulting Agreement and is qualified in its entirety by reference to the General Release Agreement or the Consulting Agreement, copies of which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On December 23, 2024, the Company announced that its Board of Directors declared a cash distribution (the “Distribution”) in an amount equal to $3.25 per share of common stock held by the Company’s stockholders of record on October 30, 2024, which was the effective date of the Company’s legal dissolution. The Company expects to pay the Distribution on or before December 27, 2024. A copy of the press release announcing the Distribution is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1*	General Release Agreement dated December 23, 2024
10.2*	Consulting Agreement effective January 1, 2025
99.1	Press release dated December 23, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

* Certain personal information in this Exhibit has been redacted pursuant to Item 601(a)(6) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC. (Registrant)
Date: December 26, 2024
	By:	/s/ Katie Cox
	Name:	Katie Cox
	Title:	Chief Accounting Officer